UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22135

Academy Funds Trust
(Exact name of registrant as specified in charter)

123 South Broad Street
Philadelphia, PA 19109
(Address of principal executive offices) (Zip code)

Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and address of agent for service)

215-979-3754
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

ANNUAL REPORT

ACADEMY SELECT OPPORTUNITES FUND
(ASELX)

December 31, 2010

Academy
Funds Trust

ACADEMY FUNDS TRUST

Dear fellow shareholders,

One thing we have learned over the last three years is that no one can predict the volatile swings of the stock market with both accuracy and regularity due to economic and political uncertainties.  But what we do know is that companies with intrinsic, high-quality performance have an excellent chance to withstand headwinds and maintain and grow value.

A market based economy such as ours, biased by emotions such as fear and greed, does not guarantee an efficient, sober, and appropriate valuation of an enterprise, especially in the short term.  One can either invest based on his/her own, independent, well-reasoned judgment of value, or reactively acquiesce and trade the ebbs and flows of the market.  We believe the former is the more prudent course.

As we move forward, we believe steadfast integrity to our principles will be the key to our goal of long-term success- integrity of thought, process, due diligence, strategy, and philosophy.  Unlike giant mutual fund complexes, Academy offers one fund.  In it we place our best independently reasoned, sometimes contrarian, investments for the long-term.  We endeavor for constant, consistent, and focused application of this mandate.

Ever-mindful of this goal of long-term value creation, we begin 2011 with a roster of investments that we feel best targets our objective given the market’s current positioning.  The Fund’s holdings include shares of Berkshire Hathaway- a large-scale, opportunistic, long-term allocator of capital.  We own Tejon Ranch and St. Joe Co.- land development companies with negligible debt and truly unique, irreplaceable assets.  We own Verizon, Exelon, and Spectra Energy- value oriented, quality names, integral to the economy, that return cash through dividends yet also have distinct competitive advantages that offer unique growth opportunities.  We own Hologic and Covanta- companies that dominate their respective niche industries.  We own ANADIGICS and Total System Services- companies with top-tier technology and the healthy balance sheets to exploit it.  We own Lions Gate Films- a combination of entertainment franchises and libraries, or as we view it, an ever increasing vault of proprietary content.  And we also hold cash and S&P 500 put options, as we believe recent complacency has overpriced risk and underpriced the hedges to reduce it.  Investment management should be dynamic; we anticipate that through natural volatility and mean reversion there will be future market conditions that will allow for more advantageous capital deployment at better levels and thus the potential for tremendous opportunities for those long-view managers positioned to seize upon any tumult.

For the one-year period ended December 31, 2010 the Academy Select Opportunities Fund returned 2.55% while the Fund’s benchmark, the S&P 500 Total Return Index, returned 15.10%.  Our opportunistic positioning of the Fund for a correction through the maintenance of a sizeable cash balance and by purchasing S&P 500 Puts was the principal factor contributing to the Fund’s underperformance of 12.51%.  Though the stock market has been on a steady upward trajectory we believe that this is due more to

ACADEMY FUNDS TRUST

momentum buyers than long-term investors as many valuations seem stretched given the economic backdrop.  We feel that the conservative manner in which we have positioned the Fund is in keeping with its philosophy and strategy.

In closing, we will continue to monitor market conditions and the intrinsic performance of our companies and prudently position the fund accordingly.

Sincerely,

David Jacovini
President & Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk; principal loss is possible. Along with general market risks, investors should also note that the Select Opportunities Fund is classified as non-diversified and may be more volatile than diversified funds that hold a greater number of securities. The Fund may invest in securities of foreign companies, which can be more volatile, less liquid and subject to risk of currency fluctuations. Additionally, the Fund may invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility than with larger companies. It may also invest in debt securities which typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may hold short positions and derivatives, which involve risks that vary from, and can exceed, the risks presented by holding long positions only. Derivatives, such as options, futures and options on futures, can be highly volatile, illiquid and difficult to value, and there is risk changes in the value of a derivative held by the Fund will not correlate with underlying instruments or the Fund’s other investments.

The above discussion is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

The S&P 500® Total Return Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

Academy Funds are distributed by Quasar Distributors, LLC.

ACADEMY FUNDS TRUST

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Academy Select Opportunities Fund from its inception (December 31, 2007) to December 31, 2010 as compared with the S&P 500® Total Return Index.

Academy Select Opportunities Fund
Growth of a Hypothetical $10,000 Investment at
December 31, 2010 vs. S&P 500® Total Return Index

	Annualized total returns
	For the periods ended December 31, 2010
	One Year	Since Inception

Academy Select Opportunities Fund	2.55%	-9.56%
S&P 500® Total Return Index	15.06%	-2.86%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-386-3890.

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund and the S&P 500® Total Return Index include the reinvestment of all dividends, if any.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

ACADEMY FUNDS TRUST

Academy Select Opportunities Fund
Investments by Sector as of December 31, 2010
(as a Percentage of Total Investments)

ACADEMY FUNDS TRUST

Expense Example
For the Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) ongoing costs, including management fees, distribution and shareholder servicing (12b-1) fees, and other Fund expenses; and (2) a redemption fee if you sell your shares shortly after purchasing them.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended
	July 1, 2010	December 31, 2010	December 31, 2010*

Select Opportunities Fund	$1,000.00	$1,046.90	$10.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as any redemption fees.  Therefore, the table below is useful in comparing the ongoing costs only, and will

ACADEMY FUNDS TRUST

not help you determine the relative total costs of owning different funds.  In addition, if redemption fees were included, your costs could have been higher.

Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended
	July 1, 2010	December 31, 2010	December 31, 2010*

Select Opportunities Fund	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

ACADEMY FUNDS TRUST

Academy Select Opportunities Fund
Schedule of Investments – December 31, 2010

	Shares	Value
COMMON STOCKS – 82.15%

Activities Related to Real Estate – 5.30%
St. Joe Co. (a)	15,000	$327,750

Book, Periodical, and Music Stores – 0.22%
Borders Group, Inc. (a)	15,000	13,503

Commercial, Industrial Machinery,
Equipment Rental and Leasing – 3.87%
Exterran Holdings, Inc. (a)	10,000	239,500

Communications Equipment Manufacturing – 5.60%
ANADIGICS, Inc. (a)	50,000	346,500

Consumer Goods Rental – 3.15%
RSC Holdings, Inc. (a)	20,000	194,800

Data Processing, Hosting, and Related Services – 4.98%
Total System Services, Inc.	20,000	307,600

Deep Sea, Coastal, and Great Lakes
Water Transportation – 2.01%
Seaspan Corp.	10,000	124,200

Depository Credit Intermediation – 1.97%
Hampden Bancorp, Inc.	10,744	121,730

Electric Power Generation, Transmission
and Distribution – 4.71%
Exelon Corp.	7,000	291,480

Insurance Carriers – 7.79%
Berkshire Hathaway, Inc. - Class A (a)	4	481,800

Lessors of Real Estate – 4.46%
Tejon Ranch Co. (a)	10,000	275,500

Medical Equipment and Supplies Manufacturing – 2.65%
Rochester Medical Corp. (a)	15,000	163,800

Motion Picture and Video Industries – 5.27%
Lions Gate Entertainment Corp. (a)	50,000	325,500

Natural Gas Distribution – 4.65%
Spectra Energy Corp.	11,500	287,385

Navigational, Measuring, Electromedical, and
Control Instruments Manufacturing – 6.09%
Hologic, Inc. (a)	20,000	376,400

The accompanying notes are an integral part of these financial statements

ACADEMY FUNDS TRUST

Academy Select Opportunities Fund
Schedule of Investments – December 31, 2010 (Continued)

	Shares	Value
COMMON STOCKS (Continued)

Oil and Gas Extraction – 3.86%
Ultra Petroleum Corp. (a)	5,000	$238,850

Other Amusement and Recreation Industries – 4.48%
Global Payments, Inc.	6,000	277,260

Pharmaceutical and Medicine Manufacturing – 0.90%
Xenoport, Inc. (a)	6,500	55,380

Waste Treatment and Disposal – 5.56%
Covanta Holding Corp.	20,000	343,800

Wired Telecommunications Carriers – 4.63%
Verizon Communications, Inc.	8,000	286,240

TOTAL COMMON STOCKS
(Cost $4,891,306)		$5,078,978

	Principal
	Amount

CONVERTIBLE BONDS – 2.01%
Other Investment Pools and Funds – 2.01%
Prologis
1.875%, 11/15/2037	$50,000	49,437
2.625%, 05/15/2038	75,000	74,625
		124,062

TOTAL CONVERTIBLE BONDS
(Cost $51,776)		124,062

	Contracts

PURCHASED OPTIONS – 0.83%

CALL OPTIONS

Engine, Turbine, and Power Transmission
Equipment Manufacturing – 0.01%
General Electric Co.
Expiration: January, 2011, Exercise Price: $25.00	500	500

Financial Services – 0.01%
Bank of America Corp.
Expiration: January, 2011, Exercise Price: $25.00	700	700

The accompanying notes are an integral part of these financial statements

ACADEMY FUNDS TRUST

Academy Select Opportunities Fund
Schedule of Investments – December 31, 2010 (Continued)

	Contracts	Value
PURCHASED OPTIONS (Continued)

CALL OPTIONS (Continued)

Health and Personal Care Stores – 0.01%
CVS Caremark Corp.
Expiration: January, 2011, Exercise Price: $45.00	600	$600

PUT OPTIONS
Other Investment Pools and Funds – 0.80%
SPDR S&P 500 ETF Trust
Expiration: February, 2011, Exercise Price: $105.00	500	9,500
Expiration: February, 2011, Exercise Price: $115.00	200	13,600
Expiration: March, 2011, Exercise Price: $105.00	200	10,000
Expiration: March, 2011, Exercise Price: $110.00	200	16,200
		49,300

TOTAL PURCHASED OPTIONS
(Cost $259,598)		51,100

	Shares
SHORT-TERM INVESTMENTS – 15.45%

Money Market Funds – 15.45%
Fidelity Institutional Government Portfolio, 0.020%	955,549	955,549

TOTAL SHORT-TERM INVESTMENTS
(Cost $955,549)		955,549

Total Investments
(Cost $6,158,229) – 100.44%		6,209,689
Liabilities in Excess of Other Assets – (0.44)%		(27,287)
TOTAL NET ASSETS – 100.00%		$6,182,402

Percentages are stated as a percent of net assets.
(a)Non-income producing security.

The accompanying notes are an integral part of these financial statements

ACADEMY FUNDS TRUST

Statement of Assets and Liabilities
December 31, 2010

Academy Select
Opportunities
Fund

Assets:
Investments, at value*	$6,209,689
Dividends and interest receivable	1,788
Receivable from Advisor	21,389
Prepaid expenses	549
Total Assets	6,233,415

Liabilities:
Accrued 12b-1 fees	1,249
Accrued directors expense	2,997
Accrued expenses and other liabilities	46,767
Total Liabilities	51,013
Net Assets	$6,182,402

Net Assets Consist of:
Capital stock	$6,786,905
Accumulated net realized loss	(655,963)
Net unrealized appreciation on investments	51,460
Net Assets	$6,182,402

Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	439,915
Net asset value price per share	$14.05

* Cost of Investments	$6,158,229

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Operations
For the Year Ended December 31, 2010

Academy Select
Opportunities
Fund

Investment Income:
Dividends	$66,218
Interest	4,447
70,665

Expenses:
Investment advisory fee	58,073
Audit expense	16,998
Legal fees	34,019
Administration fee	40,891
Fund accounting fees	36,620
Transfer agent fees and expenses	32,014
12b-1 fees	14,518
Trustee fees and expenses	12,001
Printing and mailing expense	8,548
Custody fees	4,794
Insurance expense	2,869
Registration fees	1,103
Other expenses	5,658
Total expenses before expense limitation	268,106
Less: Fees waived/Expenses Paid by Advisor	(151,960)
Net expenses	116,146
Net Investment Loss	(45,481)

Realized and Unrealized Gain/(Loss):
Net realized loss on investments	(174,404)
Net change in unrealized appreciation on investments	366,859
Net realized and unrealized gain on investments	192,455

Net Increase in Net Assets Resulting from Operations	$146,974

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Changes in Net Assets

	Academy Select Opportunities Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Operations:
Net investment loss	$(45,481)	$(17,633)
Net realized loss on investments	(174,404)	(439,265)
Net change in unrealized appreciation on investments	366,859	877,750
Net increase in net assets resulting from operations	146,974	420,852

Fund Share Transactions:
Proceeds from shares sold	622,766	3,340,258
Cost of shares redeemed*	(306,989)	(26,957)
Net increase in net assets from capital share transactions	315,777	3,313,301
Total increase in net assets	462,751	3,734,153

Net Assets:
Beginning of year	5,719,651	1,985,498
End of year**	$6,182,402	$5,719,651
* Net of redemption fees of	$—	$82
** Including undistributed net investment loss of	$—	$—

Change in Shares Outstanding:
Shares sold	45,014	250,099
Shares redeemed	(22,503)	(2,003)
Net increase	22,511	248,096

The accompanying notes are an integral part of these financial statements

ACADEMY FUNDS TRUST

Academy Select Opportunities Fund
Financial Highlights

	Year Ended December 31,
	2010	2009	2008
Per share operating performance
(For a share outstanding throughout each year)

Net asset value, beginning of year	$13.70	$11.73	$20.00

Operations:
Net investment income/(loss)	(0.10)	(0.04)	0.01
Net realized and unrealized gain/(loss)	0.45	2.01	(7.69)
Total from investment operations	0.35	1.97	(7.68)

Dividends and distributions to shareholders:
Dividends from net investment income	—	—	(0.01)
Dividends from tax return of capital	—	—	(0.02)
Distributions from net realized gains	—	—	(0.56)
Total dividends and distributions	—	—	(0.59)
Change in net asset value for the year	0.35	1.97	(8.27)
Redemption Fees Per Share	—	— (1)	—
Net asset value, end of year	$14.05	$13.70	$11.73

Total return	2.55%	16.79%	-38.24%

Ratios/supplemental data
Net assets, end of year (000)	$6,182	$5,720	$1,985
Ratio of net expenses to average net assets:
Before expense limitation arrangement	4.62%	6.85%	10.91%
After expense limitation arrangement	2.00%	2.00%	2.00%
Ratio of net investment income/(loss)
to average net assets:
Before expense limitation arrangement	(3.40)%	(5.49)%	(8.82)%
After expense limitation arrangement	(0.78)%	(0.65)%	0.09%

Portfolio turnover rate	20%	50%	38%

(1)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements

ACADEMY FUNDS TRUST

Notes to Financial Statements

1.	ORGANIZATION

Academy Funds Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and classified as an open-end management investment company.  The Trust currently consists of one mutual fund:  the Academy Select Opportunities Fund (the “Fund”), which commenced operations on December 31, 2007.  The Academy Select Opportunities Fund seeks long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

Portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  Exchange traded options are valued using composite pricing.  If no sales are reported, the options will be valued by calculating the mean between the highest bid price and the lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at fair value using a mathematical model.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Mutual Funds are valued at that day’s NAV.  Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by a method approved by the Board.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of foreign markets on which the foreign security trades indicate that such closing price does not reflect the foreign securities fair value.

ACADEMY FUNDS TRUST

Use of Estimates:

In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Federal Income Taxes:

The Fund intends to meet the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end December 31, 2010, or for any other tax years which are open for exam.  As of December 31, 2010, open tax years include the tax years ended December 31, 2008 and 2009 and what is expected to be filed for 2010.  The Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010 the Academy Select Opportunities Fund decreased undistributed net investment loss by $45,481 and decreased paid-in-capital by $45,481.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Distributions to Shareholders:

Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Other:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

 Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
•	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

No. 2010-06 in its financial statement disclosures. There was no significant movement between Levels 1 and 2 during the period.

Select Opportunities Fund

	Level 1	Level 2	Level 3	Total
Equity	$5,078,978	$—	$—	$5,078,978
Convertible Bonds	—	124,062	—	124,062
Purchased Options	51,100	—	—	51,100
Short-Term Investments	955,549	—	—	955,549
Total Investments in Securities	$6,085,627	$124,062	$—	$6,209,689

See the Schedule of Investments for the investments detailed by industry classification.

Derivatives:

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Options – The Fund may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  The average monthly market value of the purchased options during the year ended December 31, 2010 was $101,258.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)
Fair Value of Derivative Instruments as of December 31, 2010.

Derivatives not accounted for as hedging instruments
	Statement of Assets &
	Liabilities Location	Fair Value
Equity Contracts - Options	Investments, at value	$51,100

The Effect of Derivative Instruments on the Statement of
Operations for the year-ended December 31, 2010.

Derivatives not accounted for as hedging instruments
	Amount of Realized	Change in Unrealized
	Gain/(Loss)	Appreciation/(Depreciation)
	on Derivatives	on Derivatives
	Recognized in Income	Recognized in Income
Equity Contracts - Options	$(283,267)	$(169,200)

Significant Ownership Concentration:

At December 31, 2010, the Fund invested 15.45% of its total net assets in the Fidelity Institutional Government Portfolio.  Although it’s not the Fund’s intent under its principal investment strategy to invest such a significant amount of its net assets in money market mutual funds, it may do so until the Fund’s advisor is able to invest in securities that present investment opportunities in line with the long-term strategy of the Fund.

The Fidelity Institutional Government Portfolio’s objective is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity.  The Fidelity Institutional Government Portfolio normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements.

Subsequent Events:

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

3.	DISTRIBUTION PLAN

The Trust has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan is designed to compensate the Fund’s distributor, advisor, or others for certain promotional and other sales related costs and for providing related services.  The Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund’s shares beneficially

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

owned by the Distributor’s and each dealer’s existing brokerage clients.  For the year ended December 31, 2010, the Fund paid $14,518 pursuant to the Plan.

4.	INVESTMENT ADVISOR AND OTHER AFFILIATES

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Academy Asset Management LLC (the “Advisor”). The Advisory Agreement provides for advisory fees computed daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

Under the terms of an Expense Limitations Agreement, the Advisor has contractually agreed, through April 30, 2012, to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that net annual fund operating expenses (excluding any taxes, interest, brokerage fees, certain insurance costs and extraordinary expenses) do not exceed 2.00% of average daily net assets. Pursuant to its expense limitation agreement for the Fund, the Advisor is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Advisor will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. For the year ended December 31, 2010, the Advisor waived $58,073 in fees and assumed Fund expenses of $93,887 for the Fund.

The following table shows the amount of fees waived and/or expenses assumed by the Advisor subject to potential recovery expiring in:

Academy Select Opportunities Fund
2011	$164,949
2012	$132,125
2013	$151,960

5.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

Academy Select
Purchases	Opportunities Fund
U.S. Government	$—
Other	1,791,428
Sales:
U.S. Government	$—
Other	864,503

ACADEMY FUNDS TRUST
Notes to Financial Statements (Continued)

6.	FEDERAL INCOME TAX INFORMATION

At December 31, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Academy Select
Opportunities Fund
Cost of Investments	$6,158,229
Gross Unrealized Appreciation	$708,681
Gross Unrealized Depreciation	(657,221)
Net Unrealized Appreciation/
(Depreciation) on investments	$51,460

As of December 31, 2010, the components of accumulated/(deficit) earnings on a tax basis were as follows:

Academy Select
Opportunities Fund
Accumulated Capital and Other Losses	$(655,963)
Unrealized Appreciation/
(Depreciation) on Investments	51,460
Total Accumulated/(Deficit)	$(604,503)

At December 31, 2010, the Fund had net post-October realized capital losses of $130,060 from transactions between January 1, 2010 and December 31, 2010.

At December 31, 2010, the Fund had capital loss carryforwards expiring as indicated below:

December 31, 2017	$481,559
December 31, 2018	$140,144

7.	DISTRIBUTION TO SHAREHOLDERS

The Fund did not pay any distributions during the fiscal years ended December 31, 2010 and 2009.

ACADEMY FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders of Academy Select Opportunities Fund and
Board of Trustees of Academy Funds Trust
Philadelphia, Pennsylvania

We have audited the accompanying statement of assets and liabilities of the Academy Select Opportunities Fund, a series of shares of Academy Funds Trust (the “Trust”), including the schedule of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Academy Funds Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

ACADEMY FUNDS TRUST

Additional Information

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS
Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served	Five Years	or Officer	or Officer

Interested Trustee
David Jacovini(1)	President,	President	Chief Executive	1	None
123 South Broad Street,	Treasurer	and	Officer, Academy
Suite 1630	and Trustee	Treasurer	Asset Management
Philadelphia, PA 19109		Since	LLC, Since 2007;
Age: 34		2007;	President, VLI
		Trustee	Capital Management
		since	LLC, 2006 to 2007;
		2009	Derivatives Marketer,
Deutsche Bank AG,
2002 to 2005.

Independent Trustees
Oliver St. Clair	Chairman	Since	Vice Chairman,	1	Board Member, Right
Franklin OBE	and Trustee	2007	Electronic Ink, Since		Management (HR
123 South Broad Street,			2009; President and		consulting) and
Suite 1630			CEO, International		Dynamis Therapeutics
Philadelphia, PA 19109			House Philadelphia		(biotech research),
Age: 65			(programming and		Board Member and
			lodging for		Chair of the
			international students),		Investment
			2003 to 2008.		Committee, The
Philadelphia
Foundation (charitable
distributions), Board
of Advisors, The
Genisys Group
(software development;
BPO outsourcing),
Board of Directors,
The Greater
Philadelphia Chamber
of Commerce.

ACADEMY FUNDS TRUST

Additional Information (Continued)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served	Five Years	or Officer	or Officer

Russell R. Wagner	Trustee	Since	Sr. Vice President –	1	Board Member,
123 South Broad Street,		2007	Finance and CFO,		Philadelphia Parking
Suite 1630			Holy Redeemer		Authority and Holy
Philadelphia, PA 19109			Health System,		Redeemer Ambulatory
Age: 53			Since 1994.		Surgery Center, LLC;
Chairman of the
Board, Liberty
Community
Development
Corporation.

Michael D. Gries	Vice	Vice	Operations Manager,	1	None
123 South Broad Street,	President,	President	Academy Asset
Suite 1630	Chief	since	Management LLC,
Philadelphia, PA 19109	Compli-	2007;	Since 2007; Assistant
Age: 36	ance	Chief	Director of MBA
	Officer and	Compli-	Admissions, MIT
	Secretary	ance	Sloan School of
		Officer	Management, 2007;
		and	Equity Analyst,
		Secretary	theStreet.com Ratings,
		since	2005 to 2007; Web
		2009	Editor, Lawyers
Weekly, Inc.,
2003 to 2005.

(1)	David Jacovini is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement

At a meeting held on December 1, 2010 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of independent Trustees, approved the renewal of the Investment Advisory Agreement with Academy Asset Management LLC (“Academy”) for the Academy Select Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished in connection with the Investment Advisory Agreement, which included materials provided by Academy concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, and the financial condition and profitability of Academy. In addition to information prepared specifically for the Meeting, the Board also considered information reviewed throughout the preceding year at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses. In addition, reports were provided to the Board that included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization, and Morningstar, Inc. (“Morningstar”). The Lipper and Morningstar reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Board received assistance and advice from counsel and was provided with a written description of their responsibilities in approving the continuation of investment advisory agreements. Although the Board gave attention to all information furnished, the following discussion identifies the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service.  In connection with its review of the nature, extent and quality of services provided by Academy, the Board considered the level of quality and experience of Academy’s portfolio management and other investment resources available to the Fund, and the long-term goals of the Fund. The Board specifically considered Academy’s history of money management and the consistent services provided to the Fund since its inception on December 31, 2007. The Board confirmed that the services Academy provided to the Fund were comparable to the services provided to Academy’s other clients. The Board was satisfied with the nature, extent and quality of the overall services provided by Academy.

Investment Performance.  The Board considered the relative performance of the Fund compared to its peers, as provided in the Morningstar report, and compared to the Fund’s benchmark for the 1-year and since inception periods, as well as the one-, three-, and nine-month returns. The Board noted the Fund’s relative underperformance shown in the Morningstar report when compared to a mid cap blend peer group, but also noted that the Fund’s short-term performance had begun to show signs of improvement

ACADEMY FUNDS TRUST
Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

although it still trailed the benchmark. Due to the Fund’s very flexible investment mandate, Academy believed that the Fund’s relative underperformance compared to the mid cap blend funds peer group included in the Morningstar report was due, in part, to the fact that the Fund was a specialized product that did not necessarily fit into the Morningstar category assigned it in terms of its investment characteristics. The Board acknowledged the challenge of placing the Fund into one of Morningstar’s style categories. Academy confirmed that it continued to adhere to its investment philosophy and the Fund’s investment strategies. The Board also considered the challenging investment environment that Academy had faced over the past three years. Following discussion with Academy, the Board determined that the Fund’s performance was consistent with the Fund’s investment mandate.

Comparative Expenses.  The Board carefully considered Academy’s advisory fee and compared it to the advisory fees charged by other mid cap blend funds within the Fund’s comparative Lipper and Morningstar peer groups. The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within the Fund’s peer group and it also considered the Fund’s current 2.00% expense limitation and the fact that Academy had contractually agreed to extend the expense limitation agreement for another year. The Board was satisfied with the Fund’s net fees and expenses.

Economies of Scale.  The Board then examined whether the Fund is realizing any economies of scale that should be passed on to its shareholders. The Board concluded that, given the Fund’s small size, there are no economies of scale as evidenced by the subsidy provided by Academy and that with respect to overall expenses, the Fund’s net operating expenses remain attractive. In addition, the Board noted that Academy has not experienced any profits from managing the Fund due to Academy waiving its entire fee under the Fund’s current fee and expense limitation agreement.

Following additional discussion, the Board concluded that it was satisfied with the nature, extent and quality of services provided by Academy, and the Fund’s overall level of fees and expenses. The Board approved the continuation of the Investment Advisory Agreement with Academy.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR

Academy Asset Management LLC
123 South Broad Street, Suite 1630
Philadelphia, PA 19109

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2010 is available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed March 06, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Russell Wagner is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit fees” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$14,500	$12,000
Audit-Related Fees
Tax Fees	$2,500	$2,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 06, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Academy Funds Trust

By (Signature and Title)*/s/ David Jacovini
David Jacovini, President

Date  2/28/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ David Jacovini
David Jacovini, President & Treasurer

Date  2/28/2011

* Print the name and title of each signing officer under his or her signature.